UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 14, 2007
I2 TELECOM INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
Washington	0-27704	91-1426372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5070 Old Ellis Pointe, Suite 110, Roswell, Georgia	30076
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(404)567-4750
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by i2 Telecom International, Inc. (the “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Company’s or the Company’s management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 2.02 Results of Operation and Financial Condition.

On August 22, 2007, i2 Telecom International, Inc. (the “Company”) issued a press release announcing it would be filing with the Securities and Exchange Commission (the “Commission”) amendments to its periodic reports because it has concluded that the financial statements included in its reports covering the fiscal year ended December 31, 2006 and the quarterly period ended March 31, 2007 should no longer be relied upon. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

In addition, the information included in Item 4.02 below with respect to the registrant’s results of operations or financial condition for completed quarterly or annual fiscal periods is incorporated herein by reference.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 15, 2007, the Company’s management concluded that the Company’s financial statements for the quarter ended March 31, 2007 and the year ended December 31, 2006 should no longer be relied upon because of an error in those financial statements. The unreliable financial statements for the quarter ended March 31, 2007 are the Consolidated Balance Sheet, the Consolidated Statement of Operations, and the Consolidated Statement of Cash Flows, and the unreliable financial statements for the year ended December 31, 2006 are the Consolidated Balance Sheet and Consolidated Statement of Stockholders’ Equity (the “Unreliable Financial Statements”). Management’s conclusion regarding reliance upon these previously issued financial statements was discussed with and confirmed by the Audit Committee of the Board of Directors of the Company and also was discussed with the Company’s independent registered public accounting firm. The Audit Committee did not discuss these matters with the Company’s independent registered public accounting firm.

The error relates to an overstatement of current liabilities of approximately $802,000 for the fiscal year period ended December 31, 2006 and an understatement of non-cash expense compensation of approximately $180,000 for the quarter ended March 31, 2007.

On August 14, 2007, the Company received verbal advisement from its independent accountants that disclosure should be made or action should be taken to prevent future reliance on the Unreliable Financial Statements. A letter from the accountants stating whether they agree with the statements disclosed by the Company under this Item 4.02 is attached hereto as Exhibit 7.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Ex. 7.1	Letter from Freedman & Goldberg CPA’s, P.C., dated August 22, 2007.
Ex. 99.1	Press Release dated August 21, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I2 TELECOM INTERNATIONAL, INC.
(Registrant)

Date	August 22, 2007
By:		/s/ Paul Arena
Name		Paul Arena
Title:		Chief Executive Officer and Principal Financial Officer